UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21963

City National Rochdale High Yield Alternative Strategies Master Fund LLC
(Exact name of registrant as specified in charter)

400 Park Avenue
New York, NY 10022-4406
(Address of principal executive offices) (Zip code)

Don Andrews
400 Park Avenue
New York, NY 10022-4406
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2020

Item 1. Reports to Stockholders.

City National Rochdale High Yield Alternative Strategies Fund LLC
City National Rochdale High Yield Alternative Strategies Fund TEI LLC
Semi-Annual Report
September 30, 2020

Dear Fellow Shareholders,

The City National Rochdale High Yield Alternative Strategies Fund LLC (the “Taxable Fund”) and City National Rochdale High Yield Alternative Strategies Fund TEI LLC (the “TEI Fund”) seek to diversify clients’ traditional stock and bond only portfolios through inclusion of alternative strategies focusing on the fixed income markets. For the six-month period ended September 30, 2020, the Taxable Fund returned 33.61% and the TEI Fund returned 33.58%. The comparable benchmark of this strategy, the Credit Suisse Leveraged Loan Index, returned 14.24% over the same six-month period. For the year-to-date period ended September 30, 2020, the Taxable Fund returned -10.79% and the TEI Fund returned -10.66%, with the benchmark returning -0.83% over the same period.

From the outset of this strategy, in 2013, we held the belief that a single calendar year could not and should not define the outcome of this strategy. The City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Master Fund”, and together with the Taxable Fund and the TEI Fund, the “Funds”) invests in less liquid credit markets; therefore, during periods of volatility in the traditional high yield/loan market investors should expect the potential for additional volatility in the Funds. Currently, the strategies of the underlying funds in which the Master Fund invests vary, but the majority hold collateralized loan obligations (“CLOs”) of varying vintages.

YTD through September, the performance can be largely attributed to pricing volatility and impact on the CLO market by the COVID-19 pandemic. While we are disappointed with the negative total return during the first three quarters of 2020, the Fund’s total return looks to be in-line with the broader CLO market. Both BAML and Citi estimate the total return on CLO Equity to be roughly -25% market wide, during the first half of 2020. In general, the recovery of the Equity portion of CLOs is expected to be slower, but eventually more robust due to the underlying dynamics within the market structure. Since the large March 2020 drop, the Fund has been recovering quite swiftly.

With that said, as many investors are aware, we are not offering the Taxable Fund and the TEI Fund to new investors. With the Master Fund’s underlying investments being fairly illiquid, we are exploring options within the best interests of investors. This includes exploring a sale of the underlying assets or adjusting the structure of the Funds, and we continue to explore additional options for this strategy. We are also planning to return all available cash back to shareholders as soon as possible.

400 Park Ave. New York, NY 10022      |      (T) 212-702-9423      |      www.cnr.com

Outlook

The fallout from the COVID-19 pandemic continues to have a significant impact on global financial markets. The early days of the current crisis were viewed as a potential reckoning for the CLO space, as the possibility of swaths of downgrades at the mezzanine level rose, while CLO tests began to fail across a good number of vehicles, largely as the proportion of triple-C loans surged.

However, following some Fed intervention and the subsequent rally in loan prices, the market appears healthier. Indeed, fast forward to August, and just 9% of reinvesting CLOs were failing a test (compared to 20% in May). In April, the market experienced a strong rebound, recording its best monthly performance since the 2008-2009 financial crisis. Likewise, CLO and High Yield markets also rallied since April in concert with broader markets. This is not to say the market is out of the woods. Further loan downgrades could cause havoc, and the impact of the pandemic on the global economy remains unclear. Still, during a period of heightened stress across economies and markets, it would be remarkable if the CLO structure went unscathed. For now, though, it appears to be doing exactly what it was designed to do.

While the portfolio will likely continue to experience volatility levels similar to those of the equity markets, this type of environment should be one where, in the long-term, the Fund’s strategy should be advantageous. CLO investments are more institutional in nature and should have a long-term view. While inherent leverage in the CLO structure increases potential downside for investors, the fact that underlying managers are not forced sellers will allow them to navigate as they have in past periods of volatility. For context, in addition to the 2008-2009 financial crisis, the CLO market experienced similar levels of volatility in 2011, 2016, and 2018 – where in each period, the subsequent time periods represented strong rebounds in the market.

In today’s market, investments in CLOs may provide an attractive risk/return profile. There is significant embedded upside from the widening of loan spreads over the course of the re-investment period, and downside protection against tightening of liability costs due to the vibrant market for CLO refinancings and resets. We do believe that there will be continued bouts of volatility in the market over the near term, and we see managers taking advantage of this potential instability.

Sincerely,

Garrett R. D’Alessandro, CFA, CAIA, AIF®
Chief Executive Officer & President
City National Rochdale LLC

400 Park Ave. New York, NY 10022      |      (T) 212-702-9423      |      www.cnr.com

Important Disclosures

The performance returns presented may contain figures estimated by the manager of an underlying fund in which the Master Fund invests, which, if subsequently revised by the manager of the underlying fund, may change the returns indicated for the applicable period.

The unsubsidized total annual fund operating expense ratios for the City National Rochdale High Yield Alternative Strategies Fund and the City National Rochdale High Yield Alternative Strategies Fund TEI are 2.97% and 3.15%, respectively, for the period ended September 30, 2020. Cumulative returns for the period ended September 30, 2020, for the City National Rochdale High Yield Alternative Strategies Fund and the City National Rochdale High Yield Alternative Strategies Fund TEI were -12.10% and -11.96%, respectively.

Performance quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888.

An investor should consider carefully the Funds’ investment objectives, risks, charges, and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888. Please read it carefully before investing. CNR Securities LLC, 400 Park Avenue, New York, NY 10022, a broker-dealer affiliated with City National Rochdale LLC, serves as the distributor of the Funds.

The views expressed herein represent the opinions of City National Rochdale LLC and are subject to change without notice at any time. This information should not in any way be construed to be investment, financial, tax, or legal advice, or other professional advice or service, and should not be relied on in making any investment or other decisions. Investment Funds are speculative and may entail substantial risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international companies carries risks such as currency fluctuation, interest rate fluctuation, and economic and political instability. Short sales may increase volatility and potential for loss. As with all investments, there is no guarantee that investment objectives will be met.

City National Rochdale LLC, its affiliated companies, or their respective shareholders, directors, officers and/or employees may have long or short positions in the securities discussed herein.

400 Park Ave. New York, NY 10022      |      (T) 212-702-9423      |      www.cnr.com

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Financial Statements

September 30, 2020 (Unaudited)

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Financial Statements

September 30, 2020

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statement of Assets, Liabilities and Members’ Capital

September 30, 2020 (Unaudited)

ASSETS
Investments, at fair value (cost $20,181,339)	$20,780,111
Interest receivable	53

Total Assets	20,780,164

LIABILITIES AND MEMBERS’ CAPITAL
Liabilities
Management fees payable	36,045
Audit fees payable	48,706
Administration fee payable	27,998
Directors fees payable	172
Accrued expenses and other liabilities	3,469

Total Liabilities	116,390

Total Members’ Capital	$20,663,774

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statement of Operations

Period Ended September 30, 2020 (Unaudited)

INVESTMENT INCOME
Interest income	$713

EXPENSES
Management fees (see Note 4)	68,307
Administration fees	56,000
Legal fees	42,180
Audit fees	23,706
Custody fees	3,379
Other Expenses	3,008

Total Expenses	196,580

Net Investment Loss	(195,867)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(139,604)
Net change in unrealized appreciation on investments	5,687,689

Net Realized Gain and Unrealized Gain on Investments	5,548,085

Net Increase in Members’ Capital Resulting from Operations	$5,352,218

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statements of Changes in Members’ Capital

	Period Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020
FROM OPERATIONS
Net investment loss	$(195,867)	$(385,451)
Net realized gain (loss) on investments	(139,604)	924,161
Net change in unrealized appreciation (depreciation) on investments	5,687,689	(8,897,290)

Net Increase (Decrease) in Members’ Capital
Resulting From Operations	5,352,218	(8,358,580)

DECREASE FROM TRANSACTIONS IN MEMBERS’ CAPITAL
Proceeds from sales of members’ interests (see Note 2)	37,560	56,753
Capital transfers to feeder funds	(1,165,183)	(4,343,371)
Net Decrease from Transactions in Members’ Capital	(1,127,623)	(4,286,618)

Total Increase (Decrease) in Members’ Capital	4,224,595	(12,645,198)

MEMBERS’ CAPITAL

Beginning of year	16,439,179	29,084,377

End of period	$20,663,774	$16,439,179

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statement of Cash Flows

Period Ended September 30, 2020 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members’ capital resulting from operations	$5,352,218

Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by operating activities:
Sales of investments	1,207,078
Purchases of money market fund	(3,577,308)
Sales of money market fund	3,725,827
Net change in unrealized depreciation on investments	(5,687,689)
Net realized loss on investments	139,604

Change in Operating Assets and Liabilities:
Interest receivable	861
Management fees payable	5,319
Audit fees payable	(11,204)
Administration fee payable	(2)
Legal fees payable	(26,729)
Directors fees payable	(243)
Accrued expenses and other liabilities	(109)

Net Cash provided by Operating Activities	1,127,623

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members’ interests (see Note 2)	37,560
Capital transfers to feeder funds	(1,165,183)

Net Cash used in Financing Activities	(1,127,623)

Net Change in Cash	—

CASH
Beginning of year	—

End of period	$—

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Schedule of Investments

September 30, 2020 (Unaudited)

	Percentage of			Redemptions
	Members’ Capital	Cost	Fair Value	Frequency	Notice Period # of Days
Long-Term Alternative Investment Funds: (1)

Structured Credit - CLO:

Alcentra Structured Credit Opportunity Fund II(2)	46.2%	$7,681,771	$9,545,501	Quarterly	90
(Purchased: 5/1/2014, 7/1/2014, 8/1/2014, 9/1/2014, 10/1/2014, 11/1/2014, 5/1/2017, and 9/1/2017)

CIFC CLO Opportunity Holdings Fund II LP	15.8	2,926,750	3,253,464	*	*
(Purchased: 7/1/2017 and 8/1/2017)

Great Lakes III, LP	6.8	3,146,295	1,412,486	Quarterly	90
(Purchased: 5/1/2013, 9/1/2013, 10/1/2013, 12/1/2013, 1/1/2014, 2/1/2014, 5/1/2014, and 7/1/2014)

SEIX CLO Management LP	25.0	5,187,444	5,166,954	**	**
(Purchased: 10/1/2016)
	93.8	18,942,260	19,378,405
Liquidating Positions:

GoldenTree Partners LP (3)	1.4	124,239	286,866	***	***
(Acquired: 7/2/2007, 8/1/2007, 11/1/2007, 12/3/2007, 2/1/2008, 7/1/2012, and 8/1/2012)

Total Long-Term Alternative Investment Funds:	95.2	19,066,499	19,665,271

Short-Term Investment:

Money Market Fund:

First American Government Obligations Fund - Class Z, 0.05%(4)	5.4	1,114,840	1,114,840

Total Investments	100.6%	$20,181,339	$20,780,111

(1) All investments are non-income producing.

(2) Holdings in the Clareant Structured Credit Opportunity Fund II merged with Alcentra Structured Credit Opportunity Fund II effective January 1, 2019.

(3) Remaining value represents side pocket interests.

(4) 7-day yield at September 30, 2020.

* This investment is long-term and illiquid.

** SEIX CLO Management LP has a five year re-investment period and a subsequent wind down. This investment is long-term and illiquid.

*** A side pocket investment has been established for GoldenTree Partners LP. This investment is long-term and illiquid.

The investments in Alternative Investments Funds shown above, representing 95.2% of net assets, have been fair valued in accordance with procedures established by the Board of Directors.

See accompanying Notes to Schedule of Investments.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Schedule of Investments, Continued

September 30, 2020 (Unaudited)

Structured Credit. The structured credit strategy invests in stressed/distressed non-corporate fixed income asset classes in non-traditional markets such as residential real estate, commercial real estate and asset backed lending that have become distressed and/or are undergoing structural changes, with anticipated improvement in the fundamental value of the underlying asset. Economic downturns and fundamental uncertainties can cause forced selling of securitized assets associated with such markets. In general, profits are made by identifying and investing in securities priced significantly below their intrinsic values where the strategy can maximize long-term capital appreciation from earning interest income and cash flows from current amortizing principal payments, cash flows from liquidations, and from the fundamental appreciation of the underlying assets. Investing in structured credit requires deep fundamental analysis of the underlying assets and the behavior of the borrowers. Managers may invest in structured credit securities at deep discounts to fair value. Profits are realized as these securities converge to or above fair value with fundamental improvements in underlying borrowers, assets or improved technical behavior. Typically, structured credit managers will take positions in both agency and non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”), and other consumer and commercial loan and asset-backed securities (“ABS”). At times, the strategy may also entail positions in other income generating assets such as life settlements and annuities, trade finance, legal settlements, whole loans, etc.

Liquidating Positions. Liquidating positions from former investment strategies remain in the Fund due to redemption restrictions placed on the Fund by investment fund managers either at their sole discretion or for other reasons. Such reasons include the magnitude of redemptions requested, portfolio valuation issues and market conditions.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Schedule of Investments, Continued

September 30, 2020 (Unaudited)

Strategy Allocation Breakdown

(as a % of total investments)

The accompanying notes are an integral part of these financial statements.

City National Rochdale High YieldAlternative Strategies Master Fund LLC

Notes to Financial Statements

September 30, 2020 (Unaudited)

1.	Organization

City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Master Fund”) is a closed-end, non-diversified management investment company that was organized as a limited liability company under the laws of the State of Delaware on September 11, 2006, and serves as a master fund in a master feeder structure. City National Rochdale High Yield Alternative Strategies Fund LLC and City National Rochdale High Yield Alternative Strategies Fund TEI LLC (the “Feeder Funds”) serve as the feeder funds in the master feeder structure. At September 30, 2020, the Feeder Funds’ beneficial ownership of the Master Fund’s net assets were 51.86% and 48.14%, respectively. Interests in the Master Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). Investments in the Master Fund may be made only by U.S. and foreign investment companies, common or commingled trust funds, organizations or trusts described in Sections 401(a) or 501(a) of the Internal Revenue Code of 1986, as amended, or similar organizations or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act. The Master Fund is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

City National Rochdale, LLC (the “Manager” or “Adviser”) is the investment adviser to the Master Fund. City National Rochdale, LLC is a subsidiary of City National Bank, and each are wholly-owned subsidiaries of RBC USA Holdco Corporation, a wholly-owned indirect subsidiary of Royal Bank of Canada.

The Master Fund seeks to achieve its objective by investing substantially all of its assets in the securities of privately placed investment vehicles, typically referred to as hedge funds (“Investment Funds”) that pursue a variety of high yield income generating strategies.

The Master Fund’s investment objective is to generate income from investments in higher yielding investments with lower credit quality and higher volatility than investment grade fixed income securities. “Lower credit quality” in this objective means investments rated below BBB, and “higher volatility” means the fluctuations in principal will be greater than the fluctuations in price associated with investment grade fixed income securities. Under normal circumstances, at least 80% of the Master Fund’s total assets will be invested either directly, or indirectly in Investment Funds, which invest in a variety of high yield income generating investments. The Investment Funds themselves are non-income producing.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

September 30, 2020 (Unaudited)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Master Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Investments Valuation

Investments in Investment Funds are stated and recorded at fair value, as determined in good faith by the Fair Value Committee in accordance with US GAAP using the net asset value (“NAV”) as reported by the management of each respective Investment Fund. FASB guidance provides for the use of NAV as a “practical expedient” for estimating fair value of alternative investments which (a) do not have a readily determinable fair value, and (b) either have the attributes of an investment company or prepare their financial statements consistent with the measurement principles of an investment company. Such values generally represent the Master Fund’s proportionate share of the net assets of the Investment Funds as reported by the Investment Fund managers. Accordingly, the value of the investments in Investment Funds is generally increased by additional contributions to the Investment Funds and the Master Fund’s share of net earnings from the Investment Funds, and decreased by distributions from the Investment Funds and the Master Fund’s share of net losses from the Investment Funds.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

September 30, 2020 (Unaudited)

2.	Significant Accounting Policies (continued)

Investment Valuation (continued)

The Adviser reviews the details of the reported information obtained from the Investment Fund managers and considers: (i) the measurement date of the NAVs provided, (ii) the basis of accounting, and (iii) in instances where the basis of accounting is other than fair value, fair valuation information provided by the Investment Fund managers. The Adviser may make adjustments to the NAVs of various Investment Funds to obtain the best estimate of fair value, which is consistent with the measurement principles of an investment company. Any determinations made by the Adviser will be reviewed and approved by the Pricing and Valuation Committee, which has been designated by the Board to make all necessary fair value determinations.

The Master Fund has not maintained any positions in derivative instruments or directly engaged in hedging activities.

Fair Value Measurements

The Master Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, and a discussion of changes in valuation techniques and related inputs during the year. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources, and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

September 30, 2020 (Unaudited)

2.	Significant Accounting Policies (continued)

Fair Value Measurements (continued)

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments measured using the NAV as a practical expedient are not classified within the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. See Note 3 – Investments.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis. Realized gains and losses on Investment Funds are recognized using the specific identification method. Interest income is recorded on the accrual basis. Realized and unrealized gains and losses are included in the determination of income.

Fund Expenses

The expenses of the Master Fund include, but are not limited to, the following: legal fees; accounting and auditing fees; custodial fees; management fees; costs of computing the Master Fund’s NAV; costs of insurance; registration expenses; due diligence expenses; travel and related expenses; expenses of meetings of the Board and officers; all expenses with respect to communications to members; and other types of expenses as may be approved from time to time by the Board.

Income Taxes

The Master Fund’s tax year end is December 31. The Master Fund is treated as a partnership for Federal income tax purposes. Each member is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. The Master Fund has adopted authoritative guidance on uncertain tax positions.

The Master Fund recognizes the effect of tax positions when they are more likely than not of being sustained. Management is not aware of any exposure to uncertain tax positions that could require accrual or which could affect the Master Fund’s liquidity or future cash flows. As of September 30, 2020, the Master Fund’s tax years 2018 through 2020 remain open and subject to examination by relevant taxing authorities.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

September 30, 2020 (Unaudited)

2.	Significant Accounting Policies (continued)

Subsequent Events

Management has evaluated the Master Fund’s related events and transactions through the date the financial statements were available to be issued and determined that there were no other significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Capital Accounts

Net profits or net losses of the Master Fund for each month are allocated to the capital accounts of each investor (each, a “Member”) as of the last day of each month in accordance with Members’ respective investment percentages of the Master Fund. Net profits or net losses are measured as the net change in the value of the net assets of the Master Fund during a fiscal period, before giving effect to any repurchases of interests in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Master Fund, other than in accordance with the Members’ respective investment percentages.

Prior to the end of each quarter, the Master Fund receives Member contributions with an effective subscription date of the first day of the following month.

The Master Fund, in turn, makes contributions to certain Investment Funds, which have effective subscription dates of the first day of the following month. These amounts are reported as “contributions received in advance” and “investments made in advance”, respectively.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

September 30, 2020 (Unaudited)

3.	Investments

The following are the classes of investments grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis at September 30, 2020:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Alternative Investment Funds ^	$—	$—	$—	$19,665,271
Short-Term Investment - Money
Market Fund	1,114,840	—	—	1,114,840
Total Investments	$1,114,840	$—	$—	$20,780,111

^ Alternative Investment Funds were valued using the practical expedient and have not been classified in the fair value hierarchy.

The following table presents additional information for investments measured using the NAV practical expedient:

Alternative Investment Funds	Fair Value at September 30, 2020	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Structured Credit – CLO	$3,253,464	—	*	*
Structured Credit – CLO	10,957,987	—	Quarterly	90
Structured Credit – CLO	5,166,954	—	**	**
Liquidating Positions	286,866	—	***	***
Total	$19,665,271	$—

* This investment is long-term and illiquid.

** SEIX CLO Management LP has a five year re-investment period and a subsequent wind down. This investment is long-term and illiquid.

*** A side pocket investment has been established for GoldenTree Partners LP. This investment is long-term and illiquid.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

September 30, 2020 (Unaudited)

4.	Commitments and Other Related Party Transactions

Management Fees

Under the supervision of the Master Fund’s Board and pursuant to an investment management agreement (“Investment Management Agreement”), the Manager, an investment adviser registered under the Investment Advisers Act of 1940, as amended, serves as the investment manager for the Master Fund. The Manager is authorized, subject to the approval of the Master Fund’s Board, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Manager to the Master Fund or to assist in providing those services.

The Master Fund paid the Manager an investment management fee at an annual rate equal to 0.75% of the Master Fund’s net assets, computed at each month-end, including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases by the Master Fund of Member interests. The investment management fee is accrued monthly and paid to the Manager out of the Master Fund’s assets.

Administration Fee

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“the Administrator”) acts as the administrator for the Master Fund and the Feeder Funds (collectively, the “Funds”) under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Members of the Feeder Funds; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. For its services, the Administrator receives a monthly fee from the Master Fund at an annual rate of 0.12% for the first $150 million, 0.10% for the next $150 million and 0.08% thereafter of average net assets, with a minimum annual fee of $100,000.

Expense Reimbursement

The Manager has contractually agreed to limit the current operating expenses of each of the Feeder Funds, including the operating expenses allocated to each of the Feeder Funds by the Master Fund, to an annual rate, expressed as a percentage of each Fund’s average annual net assets, of 1.75%. To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed. A Feeder Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses are to be reimbursed or at the time such payments are proposed.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

September 30, 2020 (Unaudited)

4.	Commitments and Other Related Party Transactions (continued)

The following is a schedule of when fees may be recouped by the Manager with respect to the Feeder Funds:

City National Rochdale High Yield Alternative Strategies Fund LLC	City National Rochdale High Yield Alternative Strategies Fund TEI LLC	Expiration
$47,504	$57,605	March 31, 2021
47,947	50,826	March 31, 2022
72,189	79,869	March 31, 2023
57,692	60,982	March 31, 2024
$225,332	$249,282

No accrual has been made for such contingent liability because of the uncertainty of the reimbursement from the Feeder Funds.

Indemnifications

In the ordinary course of business, the Master Fund enters into contracts that contain a variety of indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.	Investment Risks and Uncertainties

Alternative investments consist of non-traditional, not readily marketable investments, some of which may be structured as offshore limited partnerships, venture capital funds, hedge funds, private equity funds and common trust funds. The underlying investments of such funds, whether invested in stock or other securities, are generally not currently traded in a public market and typically are subject to restrictions on resale. Values determined by investment managers and general partners of underlying securities that are thinly traded or not traded in an active market may be based on historical cost, appraisals, a review of the investees’ financial results, financial condition and prospects, together with comparisons to similar companies for which quoted market prices are available, or other estimates that require varying degrees of judgment.

Investments are carried at fair value provided by the respective alternative investment’s management. Because of the inherent uncertainty of valuations, the estimated fair values may differ significantly from the values that would have been used had a ready market for such investments existed or had such investments been liquidated, and those differences could be material.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

September 30, 2020 (Unaudited)

5.	Investment Risks and Uncertainties (continued)

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Master Fund’s investments.

6.	Concentration, Liquidity and Off-Balance Sheet Risk

The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and that invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility.

Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity, as described below.

Redemption restrictions exist for Investment Funds whereby Investment Fund managers may suspend redemptions either in their sole discretion or for other reasons. Such reasons include the magnitude of redemptions requested, portfolio valuation issues or market conditions.

Redemptions are currently restricted for three Investment Funds with a fair value of $8,707,284 at September 30, 2020, as noted in the Schedule of Investments.

In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swap contracts. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its own investments reported in thefinancial stat ements ofthe Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheetrisk.

7.	Investment Transactions

For the period ended September 30, 2020 (excluding short-term securities), the aggregate sales of investments were $1,207,078.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Financial Highlights

	Six Months Ended September 30, 2020 (Unaudited)		Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
TOTAL RETURN - NET	33.37	%*	(33.79%)	(0.50%)	9.41%	13.53%	(6.80%)

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period ($000’s)	$20,664		$16,439	$29,084	$35,148	$38,378	$34,641

Portfolio Turnover	0.00%		0.00%	0.00%	31.79%	31.93%	0.15%

Ratio of Net Investment Loss to Average Net Assets	(2.15	%)**	(1.44%)	(1.35%)	(1.42%)	(1.81%)	(2.01%)

Ratio of Expenses to Average Net Assets	2.16	%**	1.64%	1.52%	1.53%	1.86%	2.02%

* Not Annualized
** Annualized

Total return is calculated for all Members taken as a whole and an individual Member’s return may vary from these Master Fund returns based on the timing of capital transactions.

Total returns do not include the effect of any sales load.

The ratios of expenses to average net assets do not include expenses of the Investment Funds in which the Master Fund invests.

The expense ratios are calculated for all Members taken as a whole. The computation of such ratios based on the amount of expenses assessed to an individual Member’s capital may vary from these ratios based on the timing of capital transactions.

The ratios above do not include the proportionate share of income or loss from their investments in other funds.

The accompanying notes are an integral part of these financial statements.

* * * * * *

Additional Information

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-800-245-9888; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Master Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

BOARD APPROVAL OF ADVISORY AGREEMENT (UNAUDITED)

The Board of Directors (collectively, the “Board”) of each of City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Master Fund”), City National Rochdale High Yield Alternative Strategies Fund TEI LLC (the “TEI Fund”), and City National Rochdale High Yield Alternative Strategies Fund LLC (together with the TEI Fund, the “Feeder Funds,” and together with the Master Fund and the TEI Fund, the “Funds”) is comprised of six directors, five of whom are independent of the Funds’ investment adviser (the “Independent Directors”). At a meeting held on April 1, 2020, at which time the Board was comprised of five directors, four of whom were Independent Directors, and a meeting held on May 13, 2020, the Board and the Independent Directors considered and approved the renewal of the Funds’ advisory agreement (the “Agreement”) with City National Rochdale, LLC (the “Adviser”), as described below. With respect to each meeting, the Board acknowledged that in accordance with exemptive relief granted by the U.S. Securities and Exchange Commission, due to unforeseen emergency circumstances related to the COVID-19 pandemic, the meeting was held by videoconference, and that as required by the relief, the Board would ratify the renewal of the Advisory Agreement at their next in-person meeting.

General Information

The following information summarizes the Board’s considerations associated with its review of the Agreement. In connection with its deliberations, the Directors considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Board considered the nature, quality and extent of the various services performed by the Adviser. In considering these matters, the Independent Directors discussed the renewal of the Agreement with management and in private sessions with their independent counsel at which no representatives of the Adviser were present.

The Board reviewed extensive materials regarding investment results of the Funds, advisory fee and expense comparisons, financial information with respect to the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing various services to the Funds. The Board also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to renew the Agreement, the Board and the Independent Directors did not identify a single factor as controlling and this summary does not describe all of the matters considered. In addition, each Board member did not necessarily attribute the same weight to each matter. However, the Board and the Independent Directors concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of Services

In reviewing the services provided by the Adviser to the Funds, the Board considered a variety of matters, including the overall quality and depth of the Adviser’s organization, its investment philosophy and processes, its overall financial strength and stability, its commitment to compliance with applicable laws and regulations and the systems in place to ensure compliance with those requirements, its portfolio trading and soft dollar practices, and its disaster recovery, cybersecurity and contingency planning practices. The Board also considered the experience, capability and integrity of the Adviser’s senior management, the background, education and experience of the Adviser’s personnel, and its efforts to retain, attract and motivate capable personnel to serve the Funds. The Board found all of these matters to be satisfactory.

Investment Performance

The Board assessed the performance of the Funds compared with their relevant benchmark index for the one-, three-, and five-year and since inception periods ended December 31, 2019. The Directors observed that the annualized returns of the Funds were lower than the returns of the Funds’ benchmark, the Credit Suisse Leveraged Loan Index (by 7.70% or less), for all periods. The Board considered the Adviser’s assertion that the volatility in the collateralized loan obligation market contributed to the recent decline in the Funds’ performance. The Board noted that the investment results of the Funds over the long term were generally competitive, that the Adviser had taken actions in response to the COVID-19 pandemic, and that consideration of returns of the Funds’ benchmark index needed to take into account that indexes do not reflect the expenses of operating funds. The Directors also recognized that the Funds are in the process of being liquidated, and their smaller size and fixed operational costs relative to their asset size negatively impacted performance.

The Board concluded that based on the various factors they had reviewed, the Adviser continued to provide high quality management and oversight services to the Funds.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees charged by the Adviser to the Funds and the total expenses of the Funds (as a percentage of average annual net assets). The Board noted that it was difficult to gather a peer group for comparison due to the unique investment strategy of the Funds and lack of public information regarding the Funds’ competitors. The Board reviewed fee and expense information from a broad sample of similarly structured closed-end funds and private funds with alternative investment strategies prepared by U.S. Bank Global Fund Services, the Funds’ administrator (the “Administrator”), using data from Morningstar, Inc.

The Board observed that the Funds, which have annual advisory fee rates of 0.75%, compared favorably to a sample of 519 peer alternative investment funds, which had a median advisory fee rate of 1.19%. The Board also observed that the Funds’ advisory fee rate was 0.75% lower than the 1.50% median fee rate of 62 peer funds employing similar fund-of-funds strategies. The Board considered that the City National Rochdale Strategic Credit Fund (the “Strategic Credit Fund”), a closed-end interval fund with investment objectives similar to those of the Funds, charged an advisory fee that was higher than that of the Funds, but noted that the Strategic Credit Fund is managed by an unaffiliated sub-adviser that is paid all but 0.25% of the advisory fee. The Board also noted that any net advisory fees retained by the Adviser with respect to the Funds are rebated to shareholders investing in the Funds through separate accounts managed by the Adviser.

The Board next considered the total expense ratios of the Funds compared with those of a peer sample of 47 alternative investment funds that voluntarily report their annual net expense ratios. The Directors noted that the total expense ratios of the Feeder Funds (1.75%) were 0.55% higher than the peer group median and 0.29% higher than the peer group mean expense ratios. The Board recognized that the current sizes of the Funds impacted the ratios.

The Board concluded that the advisory fees charged by the Adviser were fair and reasonable in relation to the value of services provided, and that the total expenses of each Fund continued to be reasonable in light of the services provided.

Profitability, Benefits to the Adviser and Economies of Scale

The Board considered information prepared by the Adviser relating to its costs and profits with respect to the Funds for the year ended December 31, 2019. In doing so, the Board recognized the competitiveness of the registered fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining management stability and accountability. Recognizing the difficulty in evaluating an investment adviser’s profitability with respect to the funds it manages in the context of an adviser with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board concluded that the profits of the Adviser from its relationship with the Funds, which are being liquidated, were reasonable.

The Board also considered the benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds, other than investment advisory fees paid to the Adviser, including fees paid to the Adviser and its affiliate, CNR Securities, LLC, for providing distribution services to the Funds; benefits to the Adviser’s general wealth management business as a result of the availability of the Funds to its customers; and the intangible benefits of the Adviser’s association with the Funds.

In addition, the Board considered potential economies of scale realized by the Adviser as the Funds grow and how any such economies are shared with the Funds. The Board noted the Adviser’s explanation that it shares any economies of scale with Fund shareholders through means other than breakpoints, such as expense caps, fee waivers and investments in its business. Based on this explanation, the Board concluded that although there were no advisory fee breakpoints, the existing fee structure of each Fund reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that it will have the opportunity to periodically reexamine the appropriateness of the advisory fees payable to the Adviser in light of any economies of scale experienced in the future.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Directors concluded that the compensation payable to the Adviser under the Agreement was fair and reasonable in light of the nature and quality of the services the Adviser provided to the Funds, and that renewal of the Agreement would be in the best interests of each Fund and its shareholders.

NOTICE OF PRIVACY PRINCIPLES

The City National Rochdale funds and their affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. The funds have adopted a Privacy Policy to guide our conduct when we collect, use, maintain or release nonpublic personal information from our shareholders and prospective shareholders. Certain information regarding the Privacy Policy is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. A fund may obtain nonpublic personal information from and about its shareholders and prospective shareholders from different sources, including the following: (i) information we receive from shareholders and prospective shareholders directly or through their financial intermediaries, on subscription agreements, forms or other documents; (ii) information about shareholder transactions with the fund, its affiliates, or others; (iii) information about a shareholder’s transactions with nonaffiliated third parties; (iv) information from or about a shareholder collected online; and (v) information we receive from a consumer reporting agency. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to, among other things, understand and better meet their financial needs and requests, administer and maintain their accounts, provide them with our products and services, anticipate their future needs, protect them and us from fraud or unauthorized transactions, and meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues and applicable affiliates to limit the availability of all shareholder information within their respective organizations to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

We generally limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction or a shareholder request for a product or service; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

We maintain physical, electronic, and procedural safeguards that are designed to guard all shareholder information. In addition, we educate all our colleagues about the Privacy Policy and their obligations to maintain confidentiality and privacy of shareholder information as summarized in this Notice and we take appropriate disciplinary measures to enforce these obligations.

A full copy of the funds’ Privacy Policy is available upon request from the fund. Should you have any questions regarding the Privacy Policy, please contact your investment professional or the funds at (888) 889-0799.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable since the Fund invests exclusively in non-voting securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during the period.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  City National Rochdale High Yield Alternative Strategies Master Fund LLC

By (Signature and Title) /s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date December 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date December 3, 2020

By (Signature and Title) /s/ Mitchell Cepler
Mitchell Cepler, Treasurer

Date December 3, 2020